SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 6, 2005



                                TOM'S FOODS INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                                                       58-1516963
------------------------------------     ---------------------------------------
      (Commission File Number)           (I.R.S. Employer Identification Number)

900 8TH STREET, COLUMBUS, GEORGIA                      31902
--------------------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)




                                 (706) 323-2721
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

        On April 6, 2005, Tom's Foods Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Middle District of Georgia (the "Bankruptcy Court"). The Company's also announced that concurrent with the Chapter 11 filing, that it is requesting approval from the Bankruptcy Court of an interim financing of an additional $5 million above its current line of credit with its lenders. The case is being administered under the case name "In re Tom's Foods Inc.," Case No.05-40683.

        The Company remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as "debtor-in-possession" pursuant to the Bankruptcy Code.

         The Company has also engaged Corporate Revitalization Partners LLP on an interim basis to assist management and the Company's Board of Directors in regard to the Chapter 11 case.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TOM'S FOODS INC.


                                                By: /s/ Rolland G. Divin
                                                   -----------------------------
                                                   Rolland G. Divin
                                                   President and Chief Executive
                                                   Officer

Dated April 6, 2005